UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Edmund F. Murphy III
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2015

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Multi-Manager Large Cap Growth Fund
(Institutional and Initial Class)
Annual Report
December 31, 2015
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective September 1, 2013, Great-West Funds, Inc. and Great-West Capital Management, LLC retained J.P. Morgan Investment Management Inc. (“JPMorgan”) and Pioneer Investment Management, Inc. (“Pioneer”) as co-sub-advisers to the Fund, replacing Janus Capital Management, LLC. These managers have built strong long-term performance records using different investment styles. We believe that the pairing of these two managers in a single investment portfolio will allow shareholders to benefit from the opportunity to outperform in various types of market scenarios.
For the one-year period ended December 31, 2015, the Fund (Initial Class shares) returned 6.42%, relative to a 5.67% return for the Russell 1000® Growth Index, its benchmark. Pioneer and JPMorgan both outperformed the Fund’s benchmark.
JPMorgan Commentary
A strong fourth quarter was enough to bring the market back into positive territory for the year. The year 2015 will certainly be remembered as eventful, with issues in Greece and emerging markets, the end of zero interest rate policy in the U.S., weakness in crude oil prices and a strong U.S. dollar all dominating the headlines at different times throughout the year. Investor sentiment had a significant influence on single-digit returns and double-digit volatility, as investors spent the year torn between the positive influence of a gradual recovery in the U.S. and the increasingly negative influence of weaker global economic growth and tumbling commodity prices. Large caps, as represented by the Russell 1000® Index, ended the year returning 0.92%, ahead of small caps, represented by the Russell 2000® Index, which returned -4.41%. Growth also outpaced value, with the Russell 1000 Growth Index returning 5.67% compared to the -3.83% return for the Russell 1000® Value Index. Within the Russell 1000 Growth Index, the consumer discretionary (+11.6%) and consumer staples (+11.4%) sectors led the way, followed by technology (+8.0%). Energy (-37.0%) was by far the worst-performing sector, while the materials and processing (-5.9%) and producer durables (-4.3%) sectors also posted negative returns as weakness in the commodity market weighed on related businesses.
Stock selection was the dominant driver of relative returns, with the consumer discretionary and technology sectors leading the way in the Fund. Stock selection and an underweight allocation in the consumer staples sector detracted, followed by stock selection in the health care sector.
Overweight positions in Facebook and Amazon were the top individual contributors during the year. Facebook traded higher throughout the year on evidence of strong execution in its mobile advertising opportunity. This was supported by strong second and third quarter earnings reported in the back half of the year. Amazon was rewarded throughout the year for its consistent outperformance of top- and bottom-line expectations.
The top individual detractors from performance were Valeant Pharmaceuticals and Kansas City Southern. Valeant came under significant pressure in the back half of the year due to market concerns about the contribution of outsized drug price increases to the company’s returns as well as concerns about Valeant’s relationship with specialty pharmacy services provider Philidor. We think the financial impact to the business of the pricing and Philidor issues is limited, as supported by initial 2016 guidance that showed a less drastic downward revision than the market expected. The company also signed a distribution agreement with Walgreens Boots Alliance towards quarter-end, which we think should bode well for the business going forward. Kansas City Southern traded lower throughout the year as weakness in industrial end markets fueled concerns about the company’s exposure to coal and energy-related carloads. We moderated our position sizes in both Valeant Pharmaceuticals and Kansas City Southern to account for these near-term risks.
From a high level, the areas of the market where we are finding opportunity have not materially changed. While it is one of the largest absolute exposures in the Fund, the technology sector became an overweight exposure throughout the year with the initiation of some new positions within the sector along with adding to select names where our fundamental conviction has risen. Our overweight exposure to health care remains, but has narrowed since the start of the year as we have trimmed certain positions where we have less conviction. Consumer discretionary also continues to be an area where we are finding ideas that meet our criteria. Underweight exposures persist in the consumer staples, producer durables and utilities sectors.
Pioneer Commentary
While the broader U.S. equity market managed to produce a modest total return in 2015 (the S&P 500® Index rose 1.38% including dividends), this return was driven by a relatively few number of stocks – most notably Amazon and Netflix, which were the top two best performing stocks in the S&P 500 Index in 2015, with gains of 118% and 134%, respectively. The median stock in the S&P 500 Index declined 3% as earnings growth stalled due to slowing growth in China, a higher dollar, and falling commodity prices. In addition, the Federal Reserve’s decision to increase interest rates in December raised concerns that monetary policy could be a headwind to growth going forward.
With this as a backdrop, large cap growth stocks performed relatively well as earnings for large cap growth companies held up better than more cyclically oriented companies. High quality growth stocks performed especially well due to continued earnings growth and low debt levels, which made them less vulnerable to rising interest rates.
The Fund’s approach of owning companies with sustainable competitive advantages, high returns on capital, and secular growth was rewarded in 2015 as the Fund outperformed its benchmark.
Stock selection was the major driver of relative performance, as the investment process is driven by a bottom-up, fundamental approach. Attribution from stock selection was positive in all but one sector (Industrials). In particular, stock selection in Consumer Discretionary was strong as consumer spending on home improvement and restaurants drove holdings in Home Depot and Starbucks higher. Home Depot’s same store sales growth has been strong and the company is generating a return on capital well ahead of the competition. Comparable stores sales at Starbucks have been increasing globally and its return on capital is one of the highest in the industry.
The Fund also benefitted from its significant holdings in Information Technology, including Alphabet (formerly Google) and Microsoft, which rose due to strong financial results related to increases in online advertising and cloud computing. In addition, Alphabet hired a new CFO earlier in the year and is increasing financial transparency in its various lines of business, which investors rewarded by pushing the stock higher. Microsoft, meanwhile, is successfully adapting its business model to changes in the software industry such as software as a service and cloud computing. We believe both Alphabet and Microsoft have sustainable competitive advantages that will allow them to continue to succeed in the long-term.
The biggest single detractor to performance relative to the benchmark last year was Amazon, which performed well but was not a holding due to its relatively high valuation. Similarly, we also did not own Facebook, which also performed well last year.
Another detractor to performance was our position in Time Warner, which fell due to concerns about consumers canceling cable TV subscriptions and opting instead for streaming video on demand, a cheaper alternative. While this trend is a concern, we believe Time Warner’s strong content gives it a competitive edge and will allow it to continue growing despite industry headwinds.
Other detractors to performance in 2015 included stocks in Industrials, which declined due to sluggish sales in the industrial economy. Cummins declined due to weak earnings and a weak outlook for truck engines and power generation equipment. United Technologies fell due to weak earnings related to a strong dollar and slowing sales, both in the U.S. and abroad. UPS struggled with delivery issues over the 2015 holiday season and concerns that that non-consumer related deliveries will slow. While the near-term outlook for the Industrials sector is poor, we believe the companies we hold are well-positioned should the industrial economy reaccelerate. In addition to Industrials, our Energy holdings fell due to falling oil prices. We have relatively little exposure to Energy but the magnitude of the oil price decline had a negative impact on Fund performance.
As we look ahead to 2016, we are cautious about the outlook for equities overall, but are constructive on quality, large cap growth stocks.
Our caution with respect to equities stems from our belief that earnings growth will be modest at best due to continued pressure on commodities, a rising U.S. dollar, slowing growth in Emerging Markets, and continued weakness in the industrial economy. In addition, we believe the Federal Reserve is committed to increasing interest rates, which, combined with geopolitical issues and presidential politics, will likely cause further volatility in equities. Due to the anticipated higher volatility, we believe investors will pay more attention to downside protection and will be attracted to quality: quality of earnings and earnings growth; quality of management and corporate governance; quality of balance sheets and sustainability of cash flows; and quality of products and services that drive competitive advantage and business leadership.
High valuation stocks generally performed well last year but we believe many of these may be vulnerable to stock price declines so we continue to be very focused on limiting this risk in the portfolio.
We continue to favor Health Care stocks, in particular, due to secular growth in health care spending and innovative products in the biotech and pharmaceutical industries. While pricing power is a concern, we believe companies that innovate will be able to maintain pricing and grow volumes.
Consumer Staples is also an attractive sector due to its more resilient growth in cash flow and earnings in more difficult economic environments. We favor companies that have exposure to the growing snack category as well as tobacco companies, which have been doing well as volume declines moderate and pricing increases.

The views and opinions in this report were current as of December 31, 2015 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted. Fund returns are net of fees unless otherwise noted.
Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2015
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	N/A	N/A	3.05%
Initial Class	6.42%	10.86%	7.01%
(a) Institutional Class inception date was May 1, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2015
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	32.43%
Communications	18.03
Consumer, Cyclical	16.75
Technology	13.73
Industrial	7.21
Basic Materials	4.25
Financial	3.92
Energy	1.09
Short Term Investments	2.59
Total	100.00%
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/15)	(12/31/15)	(07/01/15 – 12/31/15)
Institutional Class
Actual	$1,000.00	$1,000.00	$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	$3.34
Initial Class
Actual	$1,000.00	$1,000.00	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.05
*	Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class and 1.00% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2015
Shares		Fair Value
COMMON STOCK
Basic Materials — 4.32%
36,065	Ecolab Inc	$ 4,125,115
16,918	International Flavors & Fragrances Inc	2,024,070
21,009	LyondellBasell Industries NV Class A	1,825,682
13,448	Monsanto Co	1,324,897
13,010	PPG Industries Inc	1,285,648
9,490	Sherwin-Williams Co	2,463,604
		13,049,016
Communications — 18.32%
1,684	Alliance Data Systems Corp(a)	465,744
5,472	Alphabet Inc Class A(a)	4,257,271
17,125	Alphabet Inc Class C(a)	12,995,820
10,530	Amazon.com Inc(a)	7,117,122
302	Baidu Inc Sponsored ADR(a)	57,090
66,026	Comcast Corp Class A	3,725,847
82,687	Facebook Inc Class A(a)	8,654,021
36,698	Liberty Global PLC Class C(a)	1,496,177
5,526	LinkedIn Corp Class A(a)	1,243,792
34,670	Netflix Inc(a)	3,965,555
1,690	Priceline Group Inc(a)	2,154,665
4,381	Splunk Inc(a)	257,647
52,892	Time Warner Inc	3,420,526
5,550	VeriSign Inc(a)(b)	484,848
47,917	Walt Disney Co	5,035,118
		55,331,243
Consumer, Cyclical — 17.02%
1,781	Chipotle Mexican Grill Inc(a)	854,613
13,733	Costco Wholesale Corp	2,217,879
81,528	CVS Health Corp	7,970,993
25,347	Delphi Automotive PLC	2,172,998
68,164	Delta Air Lines Inc	3,455,233
106,790	Home Depot Inc	14,122,977
38,358	NIKE Inc Class B	2,397,375
10,654	O'Reilly Automotive Inc(a)	2,699,937
59,565	Ross Stores Inc	3,205,193
142,223	Starbucks Corp	8,537,647
9,235	Tesla Motors Inc(a)(b)	2,216,492
14,315	Walgreens Boots Alliance Inc	1,218,994
2,363	Whirlpool Corp	347,054
		51,417,385
Consumer, Non-Cyclical — 32.95%
1,927	Alexion Pharmaceuticals Inc(a)	367,575
15,037	Allergan PLC(a)	4,699,062
23,522	AmerisourceBergen Corp	2,439,467
304	Biogen Inc(a)	93,130
14,029	BioMarin Pharmaceutical Inc(a)	1,469,678
87,031	Celgene Corp(a)	10,422,833
43,932	Colgate-Palmolive Co	2,926,750
7,811	Constellation Brands Inc Class A	1,112,599
27,509	Edwards Lifesciences Corp(a)	2,172,661
20,508	Estee Lauder Cos Inc Class A	1,805,934
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
38,206	Express Scripts Holding Co(a)	$ 3,339,586
89,336	Gilead Sciences Inc	9,039,910
17,010	Hershey Co	1,518,483
9,544	Illumina Inc(a)	1,831,923
15,521	Incyte Corp(a)	1,683,252
25,801	Johnson & Johnson	2,650,279
129,336	MasterCard Inc Class A	12,592,153
6,574	McKesson Corp	1,296,590
41,402	Medtronic PLC	3,184,642
11,961	Monster Beverage Corp(a)	1,781,711
18,208	Moody's Corp	1,826,991
48,649	PepsiCo Inc	4,861,008
12,519	Regeneron Pharmaceuticals Inc(a)	6,796,189
149,163	Reynolds American Inc	6,883,872
35,901	Thermo Fisher Scientific Inc	5,092,557
19,549	Valeant Pharmaceuticals International Inc(a)	1,987,156
19,280	Vantiv Inc Class A(a)	914,258
37,784	Vertex Pharmaceuticals Inc(a)	4,754,361
		99,544,610
Energy — 1.11%
58,217	Cabot Oil & Gas Corp	1,029,859
15,436	Marathon Petroleum Corp	800,202
356	Pioneer Natural Resources Co	44,635
21,101	Schlumberger Ltd	1,471,795
		3,346,491
Financial — 3.99%
1,553	BlackRock Inc Class A	528,828
16,648	Intercontinental Exchange Inc	4,266,216
41,759	TD Ameritrade Holding Corp	1,449,455
74,855	Visa Inc Class A	5,805,005
		12,049,504
Industrial — 7.33%
31,336	3M Co	4,720,455
2,720	Acuity Brands Inc	635,936
20,320	Amphenol Corp Class A	1,061,314
16,653	Cummins Inc	1,465,630
20,894	Honeywell International Inc	2,163,991
5,198	Kansas City Southern	388,135
7,870	Northrop Grumman Corp	1,485,935
9,788	Precision Castparts Corp	2,270,914
17,978	Raytheon Co	2,238,800
7,793	Roper Technologies Inc	1,479,033
20,143	United Parcel Service Inc Class B	1,938,361
23,923	United Technologies Corp	2,298,283
		22,146,787
Technology — 13.95%
28,160	Activision Blizzard Inc	1,090,074
28,700	Adobe Systems Inc(a)	2,696,078
38,171	Analog Devices Inc	2,111,620
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2015
Shares		Fair Value
Technology — (continued)
121,155	Apple Inc	$ 12,752,775
2,944	ARM Holdings PLC Sponsored ADR	133,186
8,357	ASML Holding NV(b)	741,851
21,061	Avago Technologies Ltd	3,057,004
60,149	Cognizant Technology Solutions Corp Class A(a)	3,610,143
146,586	EMC Corp	3,764,328
143,746	Microsoft Corp	7,975,028
11,479	NXP Semiconductors NV(a)	967,106
36,254	Salesforce.com Inc(a)	2,842,314
4,500	ServiceNow Inc(a)	389,520
		42,131,027
TOTAL COMMON STOCK — 98.99% (Cost $229,029,107)		$299,016,063
Principal Amount
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 1.47%
$4,450,000	Federal Home Loan Bank 0.03%, 01/04/2016	4,449,989
Repurchase Agreements — 1.16%
828,145	Undivided interest of 1.01% in a repurchase agreement (principal amount/value $81,821,979 with a maturity value of $81,824,525) with HSBC Securities (USA) Inc, 0.28%, dated 12/31/15 to be repurchased at $828,145 on 1/4/16 collateralized by U.S. Treasury securities and Federal National Mortgage Association securities, 0.00% - 7.25%, 1/15/16 - 11/15/43, with a value of $83,458,653.(c)	828,145
828,145	Undivided interest of 1.01% in a repurchase agreement (principal amount/value $81,821,979 with a maturity value of $81,825,070) with Citigroup Global Markets Inc, 0.34%, dated 12/31/15 to be repurchased at $828,145 on 1/4/16 collateralized by various U.S. Government Agency securities, 0.00% - 11.50%, 1/15/16 - 4/1/51, with a value of $83,458,416.(c)	828,145
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$174,316	Undivided interest of 1.33% in a repurchase agreement (principal amount/value $13,129,740 with a maturity value of $13,130,163) with BNP Paribas Securities Corp, 0.29%, dated 12/31/15 to be repurchased at $174,316 on 1/4/16 collateralized by U.S. Treasury securities, 0.00% - 5.38%, 1/31/16 - 11/15/43, with a value of $13,392,335.(c)
		$ 174,316
828,145	Undivided interest of 1.41% in a repurchase agreement (principal amount/value $58,898,404 with a maturity value of $58,900,302) with ING Financial Markets LLC, 0.29%, dated 12/31/15 to be repurchased at $828,145 on 1/4/16 collateralized by various U.S. Government Agency securities, 1.98% - 5.57%, 4/1/20 - 9/1/45, with a value of $60,076,443.(c)	828,145
828,145	Undivided interest of 1.53% in a repurchase agreement (principal amount/value $54,264,694 with a maturity value of $54,266,623) with Scotia Capital (USA) Inc, 0.32%, dated 12/31/15 to be repurchased at $828,145 on 1/4/16 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 7.25%, 2/29/16 - 6/20/61, with a value of $55,351,959.(c)	828,145
		3,486,896
SHORT TERM INVESTMENTS — 2.63% (Cost $7,936,885)		$ 7,936,885
TOTAL INVESTMENTS — 101.62% (Cost $236,965,992)		$306,952,948
OTHER ASSETS & LIABILITIES, NET — (1.62)%		$ (4,890,444)
TOTAL NET ASSETS — 100.00%		$302,062,504
(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2015.
(c)	Collateral received for securities on loan.
ADR	American Depositary Receipt
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2015
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2015
Great-West Multi-Manager Large Cap Growth Fund
ASSETS:
Investments in securities, fair value (including $3,416,516 of securities on loan)(a)	$303,466,052
Repurchase agreements, fair value(b)	3,486,896
Cash	246,250
Subscriptions receivable	180,642
Receivable for investments sold	181,421
Dividends receivable	206,801
Total Assets	307,768,062
LIABILITIES:
Payable to investment adviser	168,836
Payable for administrative services fees	7,903
Payable upon return of securities loaned	3,486,896
Redemptions payable	1,766,545
Payable for investments purchased	275,378
Total Liabilities	5,705,558
NET ASSETS	$302,062,504
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,297,296
Paid-in capital in excess of par	224,325,994
Net unrealized appreciation	69,986,956
Undistributed net investment income	290,609
Accumulated net realized gain	4,161,649
NET ASSETS	$302,062,504
NET ASSETS BY CLASS
Initial Class	$26,704,036
Institutional Class	$275,358,468
CAPITAL STOCK:
Authorized
Initial Class	50,000,000
Institutional Class	150,000,000
Issued and Outstanding
Initial Class	3,017,236
Institutional Class	29,955,724
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Initial Class	$8.85
Institutional Class	$9.19
(a) Cost of investments	$233,479,096
(b) Cost of repurchase agreements	$3,486,896
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2015
Great-West Multi-Manager Large Cap Growth Fund
INVESTMENT INCOME:
Interest	$903
Income from securities lending	13,752
Dividends	3,627,371
Total Income	3,642,026
EXPENSES:
Management fees	2,445,272
Administrative services fees – Initial Class	61,299
Total Expenses	2,506,571
NET INVESTMENT INCOME	1,135,455
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	29,849,830
Net change in unrealized depreciation on investments	(7,898,182)
Net Realized and Unrealized Gain	21,951,648
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,087,103
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2015 and 2014
Great-West Multi-Manager Large Cap Growth Fund	2015	2014
OPERATIONS:
Net investment income	$1,135,455	$372,629
Net realized gain	29,849,830	15,829,315
Net change in unrealized appreciation (depreciation)	(7,898,182)	24,125,957
Net Increase in Net Assets Resulting from Operations	23,087,103	40,327,901
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Initial Class	(52,806)	(2,346,162)
Institutional Class	(1,073,384)	N/A
From net investment income	(1,126,190)	(2,346,162)
From net realized gains
Initial Class	(2,916,175)	(8,041,092)
Institutional Class	(29,906,402)	N/A
From net realized gains	(32,822,577)	(8,041,092)
Total Distributions	(33,948,767)	(10,387,254)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Initial Class	27,628,801	62,658,265
Institutional Class	335,130,027	N/A
Shares issued in reinvestment of distributions
Initial Class	2,968,981	10,387,254
Institutional Class	30,979,786	N/A
Shares redeemed
Initial Class	(349,652,233)	(84,594,319)
Institutional Class	(69,502,890)	N/A
Net Decrease in Net Assets Resulting from Capital Share Transactions	(22,447,528)	(11,548,800)
Total Increase (Decrease) in Net Assets	(33,309,192)	18,391,847
NET ASSETS:
Beginning of year	335,371,696	316,979,849
End of year(a)	$302,062,504	$335,371,696
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Initial Class	2,870,736	7,203,675
Institutional Class	33,546,008	N/A
Shares issued in reinvestment of distributions
Initial Class	328,726	1,104,100
Institutional Class	3,302,507	N/A
Shares redeemed
Initial Class	(36,100,705)	(9,323,255)
Institutional Class	(6,892,791)	N/A
Net Decrease	(2,945,519)	(1,015,480)
(a)Including undistributed and (overdistributed) net investment income:	$290,609	$(263)
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(a)
Initial Class
12/31/2015	$ 9.34	0.00 (b)(c)	0.60	0.60	-	(0.02)	(1.07)	(1.09)	$8.85	6.42%
12/31/2014	$ 8.58	0.01 (c)	1.05	1.06	-	(0.07)	(0.23)	(0.30)	$9.34	12.26%
12/31/2013	$ 8.84	(0.01) (c)	2.54	2.53	-	(0.16)	(2.63)	(2.79)	$8.58	28.93%
12/31/2012	$ 7.40	0.04 (c)	1.44	1.48	-	(0.04)	-	(0.04)	$8.84	20.00%
12/31/2011	$11.67	(0.00) (b)	(1.12)	(1.12)	(0.00) (b)	(0.00) (b)	(3.15)	(3.15)	$7.40	(9.43%)
Institutional Class
12/31/2015 (d)	$10.00	0.04 (c)	0.27	0.31	-	(0.04)	(1.08)	(1.12)	$9.19	3.05% (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Initial Class
12/31/2015	$ 26,704	1.00%	1.00%	N/A	0.04%	31%
12/31/2014	$335,372	1.00%	1.00%	N/A	0.11%	24%
12/31/2013	$316,980	1.03%	1.03%	(0.10%)	(0.10%)	230%
12/31/2012	$296,437	1.05%	1.05%	0.49%	0.49%	35%
12/31/2011	$237,837	1.05%	1.05%	0.01%	0.01%	57%
Institutional Class
12/31/2015 (d)	$275,358	0.65% (g)	0.65% (g)	N/A	0.56% (g)	31%
(a)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Amount was less than $0.01 per share.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Institutional Class inception date was May 1, 2015.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-three funds. Interests in the Great-West Multi-Manager Large Cap Growth Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Initial Class, Class L and Institutional Class shares. The Institutional Class shares were capitalized on May 1, 2015. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. This report includes information for the Initial Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2015

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2015, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the beginning of the reporting period.  There were no transfers between Levels 1, 2 and 3 during the year.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 299,016,063	$ —	$ —	$ 299,016,063
Short Term Investments	—	7,936,885	—	7,936,885
Total Assets	$ 299,016,063	$ 7,936,885	$ 0	$ 306,952,948
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report - December 31, 2015

Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2015 and 2014 were as follows:
	2015	2014
Ordinary income	$1,126,190	$2,346,162
Long-term capital gain	32,822,577	8,041,092
	$33,948,767	$10,387,254
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2015. Net assets of the Fund were unaffected by the reclassifications.
Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain
$-	$281,607	$(281,607)
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$290,608
Undistributed long-term capital gains	4,709,295
Capital loss carryforwards	—
Post-October losses	(271,360)
Net unrealized appreciation	69,710,671
Tax composition of capital	$74,439,214
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(271,360)

Annual Report - December 31, 2015

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2015 were as follows:
Federal tax cost of investments	$237,242,277
Gross unrealized appreciation on investments	78,450,218
Gross unrealized depreciation on investments	(8,739,547)
Net unrealized appreciation on investments	$69,710,671
Application of Recent Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board issued ASU No. 2014-11, “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (ASU No. 2014-11). ASU No. 2014-11 amends the accounting for entities that enter into repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings. ASU No. 2014-11 requires new footnote disclosures for repurchase agreements and securities lending transactions accounted for as secured borrowings. The accounting changes in ASU 2014-11 are effective for the first interim or annual period beginning after December 15, 2014. The disclosure for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions accounted for as secured borrowings is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The Fund adopted ASU No. 2014-11 for its fiscal year beginning January 1, 2015. The adoption of ASU No. 2014-11 did not have an impact on the Fund’s financial position or the results of its operations.
In May 2015, the Financial Accounting Standards Board issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (ASU No. 2015-07). ASU No. 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset per share practical expedient. The amendments are effective for interim and annual periods beginning after December 15, 2015. At this time, the Fund is evaluating the impact, if any, of ASU No. 2015-07 on the financial statements and related disclosures.
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). Effective May 1, 2015, as compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.65% of the average daily net assets of the Fund up to $1 billion dollars and 0.60% of the average daily net assets of the Fund over $1 billion dollars. Prior to May 1, 2015, the Adviser received monthly compensation at the annual rate of 1.00% of the average daily net assets of the Fund up to $1 billion dollars and 0.95% of the average daily net assets of the Fund over $1 billion dollars. The management fee encompasses fund operation expenses. The Adviser and Great-West Funds have entered into sub-advisory agreements with Pioneer Investment Management, Inc. and J.P. Morgan Investment Management, Inc. The Fund is not responsible for payment of the sub-advisory fees.
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners and receives from the Initial Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-three funds for which they serve as directors was $296,250 for the year ended December 31, 2015.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $97,864,801 and $153,025,943, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

Annual Report - December 31, 2015

4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, recorded monthly, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2015 the Fund had securities on loan valued at $3,416,516 and received collateral as reported on the Statement of Assets and Liabilities of $3,486,896 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2015, 100% of the collateral pledged by the Fund under the securities lending agreement was classified as common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENT
On December 17, 2015, the Board of Directors approved the merger of the Great-West American Century Growth Fund (Target Fund) into the Great-West Multi-Manager Large Cap Growth Fund (Acquiring Fund), with an effective date on or about March 9, 2016. Under the terms of the merger, the combination of the Acquiring Fund and the Target Fund will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders, as a result of the merger. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the Acquiring Fund to align ongoing reporting of the realized and unrealized gains and losses of the Acquiring Fund. The merger will be accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund.

Annual Report - December 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Great-West Funds, Inc.
We have audited the accompanying statement of assets and liabilities of the Great-West Multi-Manager Large Cap Growth Fund (the “Fund”), one of the funds of Great-West Funds, Inc., including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Multi-Manager Large Cap Growth Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 26, 2016

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2015, 100% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Year of Birth	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Managing Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp	63	Director, Guaranty Bancorp
Donna L. Lynne 8515 East Orchard Road, Greenwood Village, CO 80111 1953	Independent Director	Since 2014	Executive Vice President and Group President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals; President, Kaiser Foundation Health Plan of Colorado; formerly, Group President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals	63	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	63	Director, Guaranty Bancorp

Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert K. Shaw 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chairman	Since 2014 (as Director) Since 2015 (as Chairman)	President, Individual Markets, GWL&A and GWL&A of NY; Director and Executive Vice President, GWFS; Manager, Chairman, President and Chief Executive Officer, GWCM	63	N/A
Officers
Name, Address, and Year of Birth	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chief Compliance Officer	Since 2004 (as Chief Compliance Officer)	Deputy General Counsel and Chief Compliance Officer, GWL&A and GWL&A of NY; Senior Vice President, Legal & Chief Compliance Officer, AAG, FASCore, and GWFS; Chief Compliance Officer, The Great-West Life Assurance Company, U.S. Operations, The Canada Life Assurance Company, formerly, Senior Vice President, Legal & Secretary, GWCM and Great-West Funds	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and Great-West Trust Company, LLC (“GWTC”)	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A and GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President & Assistant Secretary, GWCM	N/A	N/A

Officers
Name, Address, and Year of Birth	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, GWTC; Chief Financial Officer & Treasurer, GWCM	N/A	N/A
David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Senior Vice President & Managing Director	Since 2012 (as Managing Director) Since 2014 (as Senior Vice President)	Senior Vice President, Product Management, GWL&A and GWL&A of NY; Manager, Senior Vice President and Managing Director, GWCM; Manager, Chairman, President and Chief Executive Officer, AAG	N/A	N/A
Edmund F. Murphy III 8515 East Orchard Road, Greenwood Village, CO 80111 1962	President and Chief Executive Officer	Since 2015	President, Empower Retirement, GWL&A and GWL&A of NY; Director, GWFS Equities, Inc; Chairman, President & Chief Executive Officer, GWFS; formerly, Head of Defined Contribution at Putnam Investments	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 1981	Assistant Secretary & Counsel	Since 2015	Counsel, Products, GWL&A; Assistant Secretary & Counsel, GWCM and GWTC	N/A	N/A
Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Vice President & Associate Chief Compliance Officer	Since 2011 (as Associate Chief Compliance Officer) Since 2014 (as Assistant Vice President)	Assistant General Counsel & Associate Chief Compliance Officer GWL&A; Assistant Vice President and Associate Chief Compliance Officer, GWCM, GWFS and AAG	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.
*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)	As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.
(c)	During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(f)	Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Ms. Donna Lynne is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $770,000 for fiscal year 2014 and $820,000 for fiscal year 2015.
(b)	Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $100,000 for fiscal year 2014 and $90,000 for fiscal year 2015. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2014 and $0 for fiscal year 2015.
(d)	All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(e)	(2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not Applicable.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2014 equaled $1,625,800 and for fiscal year 2015 equaled $745,000.
(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b)	The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)	(1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2)	A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3)	Not applicable.
(b)	A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREAT-WEST FUNDS, INC.

By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III
President and Chief Executive Officer

Date:	February 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III
President and Chief Executive Officer

Date:	February 25, 2016

By:	/s/ Mary C. Maiers
Mary C. Maiers
Chief Financial Officer & Treasurer

Date:	February 25, 2016